                                                     Rule 497(e) and (g)
                                                     File Nos. 33-48922 and
                                                               811-6720


Supplement to Prospectus
Dated March 1, 1997


        The accompanying Prospectus of The Flex-Partners (the "Trust") describes Midwest Group Financial Services, Inc. ("Midwest") as the distributor of the shares of the two separate series of the Trust, the TAA Fund and the BTB Fund (collectively, the "Funds").

        Midwest has been replaced by Adviser Dealer Services, Inc. ("ADS") as the distributor of the shares of the Funds. ADS, whose address is 6000 Memorial Drive, Dublin, Ohio 43017, is an affiliated person of the Manager, R. Meeder & Associates, Inc., and a wholly-owned subsidiary of Muirfield Investors, Inc.